POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that THE GOLDMAN SACHS GROUP, INC. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea DeMar, Yvette Kosic, Rachel Parrish, Kevin P. Treanor, Michael T. Seeley, and Anthony DeRose, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of October 6, 2008.

THE GOLDMAN SACHS GROUP, INC.

By:

/s/ Gregory K. Palm

Name:	Gregory K. Palm
Title:	Executive Vice President and General Counsel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN, SACHS & CO. LLC (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor and Laura A. Molina, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of May 2, 2017.

GOLDMAN SACHS & CO. LLC

By:

/s/ Gregory K. Palm

Name:	Gregory K. Palm
Title:	Managing Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS CAPITAL PARTNERS VI PARALLEL, L.P. (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, and Laura A. Molina (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 18, 2018.

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:  GS Advisors VI, L.L.C., its general partner

By:

/s/ Bradley Gross

Name:	Bradley Gross
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P. (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, and Laura A. Molina (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 18, 2018.

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By:  GSCP VI Offshore Advisors, L.L.C., its general partner

By:

/s/ Bradley Gross

Name:	Bradley Gross
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GSCP VI OFFSHORE ICECAP INVESTMENT, L.P. (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, and Laura A. Molina (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 18, 2018.

GSCP VI OFFSHORE ICECAP INVESTMENT, L.P.

By:  GSCP VI Offshore IceCap Holdings Entity GP, Ltd., its general partner

By:

/s/ Bradley Gross

Name:	Bradley Gross
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS CAPITAL PARTNERS VI FUND, L.P. (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, and Laura A. Molina (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 18, 2018.

GS CAPITAL PARTNERS VI FUND, L.P.

By:  GSCP VI Advisors, L.L.C., its general partner

By:

/s/ Bradley Gross

Name:	Bradley Gross
Title:	Vice President

.  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS CAPITAL PARTNERS VI GMBH & CO. KG (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, and Laura A. Molina (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 18, 2018.

GS CAPITAL PARTNERS VI GMBH & CO. KG

By:  Goldman, Sachs Management GP GmbH, its general partner

By:

/s/ Bradley Gross

Name:	Bradley Gross
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GSCP VI GMBH ICECAP INVESTMENT, L.P. (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, and Laura A. Molina (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 18, 2018.

GSCP VI GMBH ICECAP INVESTMENT, L.P.

By:  GSCP VI GmbH IceCap Holdings Entity GP, Ltd., its general partner

By:

/s/ Bradley Gross

Name:	Bradley Gross
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that OPPORTUNITY PARTNERS OFFSHORE-B CO-INVEST AIV, L.P. (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, and Laura A. Molina (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 18, 2018.

OPPORTUNITY PARTNERS OFFSHORE-B CO-INVEST AIV, L.P.

By:  Opportunity Partners Offshore-B Co-Invest AIV Advisors, Ltd., its general partner

By:

/s/ Bradley Gross

Name:	Bradley Gross
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that ICECAP2 HOLDINGS, L.P. (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, and Laura A. Molina (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 18, 2018.

ICECAP2 HOLDINGS, L.P.

By:  IceCap2 Holdings Entity GP, Ltd., its general partner

By:

/s/ Bradley Gross

Name:	Bradley Gross
Title:	Vice President